UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 29, 2021

PEBBLEBROOK HOTEL TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-34571	27-1055421
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4747 Bethesda Avenue,	Suite 1100
Bethesda,	Maryland	20814
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (240) 507-1300
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value per share	PEB	New York Stock Exchange
Series C Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PC	New York Stock Exchange
Series D Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PD	New York Stock Exchange
Series E Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PE	New York Stock Exchange
Series F Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On April 29, 2021, Pebblebrook Hotel Trust (the “Company”) and its operating partnership, Pebblebrook Hotel, L.P. (the “Operating Partnership”), entered into an ATM Equity Offering Sales Agreement (the “Sales Agreement”), with BofA Securities, Inc., BMO Capital Markets Corp, BTIG, LLC, Capital One Securities, Inc., CIBC World Markets Corp., Jefferies LLC, Raymond James & Associates, Inc., Regions Securities LLC, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC as sales agents, forward sellers (except in the case of BTIG, LLC, Capital One Securities, Inc., Regions Securities LLC and SMBC Nikko Securities America, Inc.) and/or principals (in any such capacity, each, an “Agent,” and collectively, the “Agents”) and each of Bank of America, N.A., Bank of Montreal, The Bank of Nova Scotia, Canadian Imperial Bank of Commerce, Jefferies LLC, Raymond James & Associates, Inc., The Toronto-Dominion Bank, Truist Bank and Wells Fargo Bank, National Association (in such capacity, each, a “Forward Purchaser,” and collectively, the “Forward Purchasers”) pursuant to which the Company may offer and sell up to $200,000,000 of the Company’s common shares of beneficial interest, $0.01 par value per share (the “Common Shares”), from time to time through any of the Agents as sales agents, or, if applicable, as forward sellers, or to any of the Agents acting as principals.
Sales of Common Shares under the Sales Agreement through any Agent, as sales agent or as a forward seller, may be made in negotiated transactions, which may include block trades, or transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made in ordinary brokers’ transactions on the New York Stock Exchange, or sales made to or through a market maker other than on an exchange, or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices, or by any other method permitted by applicable law.
The Company also may sell Common Shares to any Agent, as principal for its own account, at a price to be agreed upon at the time of sale. If the Company sells Common Shares to an Agent, as principal for its own account, the Company will enter into a separate terms agreement with such Agent, and the Company will describe the terms agreement in a separate prospectus supplement or pricing supplement.
The Sales Agreement contemplates that, in addition to the issuance and sale by the Company of Common Shares to or through the Agents as principals or sales agents, the Company may enter into separate forward sale agreements with any of the Forward Purchasers. If the Company enters into a forward sale agreement with any Forward Purchaser, the Company expects that such Forward Purchaser or its affiliate will borrow from third parties and, through the relevant Agent, sell a number of Common Shares equal to the number of Common Shares underlying the particular forward sale agreement, in accordance with the mutually accepted instructions related to such forward sale agreement.
The Company will not initially receive any proceeds from any sale of borrowed Common Shares through a forward seller. The Company expects to fully physically settle each particular forward sale agreement with the relevant Forward Purchaser on one or more dates specified by the Company on or prior to the maturity date of that particular forward sale agreement, in which case the Company expects to receive aggregate proceeds at settlement equal to the number of Common Shares underlying the particular forward sale agreement multiplied by the relevant forward sale price. However, the Company may also elect to cash settle or net share settle a particular forward sale agreement, in which case the Company may not receive any proceeds from the issuance of Common Shares, and will instead receive or pay cash (in the case of cash settlement) or receive or deliver Common Shares (in the case of net share settlement).
Each Agent will generally receive from the Company a commission that will not exceed, but may be lower than, 2% of the gross sales price of all Common Shares sold through such Agent as agent under the Sales Agreement. In connection with each forward sale agreement, the Company will pay the relevant forward seller, in the form of a reduced initial forward sale price under the related forward sale agreement with the related Forward Purchaser, commissions at a mutually agreed rate that will not exceed, but may be lower than, 2% of the gross sales price of all borrowed Common Shares sold through it as a forward seller. In addition, the Company may agree with any Agent to sell Common Shares other than through ordinary brokers’ transactions using sales efforts and methods that may constitute “distributions” within the meaning of Rule 100 of Regulation M under the Securities Exchange Act of 1934, as amended, and for which the Company may agree to pay such Agent a commission that may exceed 2% of the gross sales price of Common Shares sold through such Agent.
Any Common Shares will be issued pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-236577), which became effective upon filing with the United States Securities and Exchange Commission (the “SEC”) on February 21, 2020. The Company filed a prospectus supplement, dated April 29, 2021, to the prospectus, dated February 21, 2020, with the SEC in connection with the offer and sale of the Common Shares.
The description of the Sales Agreement contained in this Current Report on Form 8-K is not complete and is qualified in its entirety by reference to the copy of the Sales Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K. In connection with the filing of the Sales Agreement, the Company is filing as Exhibit 5.1 to this Current Report on Form 8-K the opinion of its counsel, Venable LLP, regarding certain matters of Maryland law.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
1.1	ATM Equity Offering Sales Agreement, dated April 29, 2021, among the Company, the Operating Partnership, the Agents and the Forward Purchasers
5.1	Opinion of Venable LLP
23.1	Consent of Venable LLP (included in Exhibit 5.1)
99.1	Form of Forward Sale Agreement (included as part of Exhibit 1.1)
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST

May 3, 2021	By:	/s/ Raymond D. Martz
		Name:	Raymond D. Martz
		Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary